UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2010
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ENZON PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-12957	22-2372868
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

685 Route 202/206
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)
(908) 541-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On March 8, 2010, Enzon Pharmaceuticals, Inc. (the "Company") issued a press release announcing the final results of the Company’s cash tender offer for any and all of its outstanding 4% Convertible Senior Notes due 2013.

A copy of the Company’s press release announcing the final results of the tender offer is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated March 8, 2010.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2010	ENZON PHARMACEUTICALS, INC.

/s/ Craig A. Tooman
Craig A. Tooman
Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 8, 2010.